UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 2, 2019 (September 27, 2019)

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Woodbine Avenue, Suite 300

Markham, Ontario, Canada L3R 4G8

(Address of Principal Executive Offices, and Zip Code)

(905) 479-1810
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Third Amendment to Amended and Restated Revolving Credit and Security Agreement

On September 27, 2019, SMTC Corporation, a Delaware company (the “Company”), entered into that certain Amendment No. 3 to the Amended and Restated Revolving Credit and Security Agreement (“PNC Amendment”), by and among the Company, SMTC Manufacturing Corporation of California, a California corporation (“SMTC California”), SMTC Mex Holdings, Inc., a Delaware corporation (“SMTC Mex”), HTM Holdings, Inc. a Delaware corporation (“HTM”), MC Test Service, Inc., a Florida corporation (“MC Test”), MC Assembly International LLC, a Delaware limited liability company (“MC Assembly International”), MC Assembly LLC, a Delaware limited liability company (“MC Assembly” and together with the Company, SMTC California, SMTC Mex, HTM, MC Test, and MC Assembly International, and each other person joined thereto as a borrower from time to time, the “Borrowers”), the financial institutions party to that certain Amended and Restated Revolving Credit and Security Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed on November 9, 2018), as amended on March 29, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2019), as amended on August 8, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on August 12, 2019) (such agreement, the “PNC Agreement” and, such lenders thereto, the “PNC Lenders”), and PNC Bank, National Association (“PNC”), as agent for the PNC Lenders (in such capacity, the “Agent”), which governs the credit facilities among the Borrowers, the PNC Lenders and PNC (the “PNC Facilities”).

The PNC Amendment, among other things, amends the (i) definition of “Consolidated EBITDA” by permitting an addback for restructuring and transition costs and charges incurred on or before December 31, 2020 in connection with the Company’s previously announced closure of business operations in Dongguan, China, subject to certain exceptions, not to exceed (a) with respect to cash restructuring costs, $2,300,000, (b) with respect to write-offs of accounts receivable, $1,623,000, and (c) with respect to write-offs of Inventory (as defined in the PNC Agreement), $1,607,000, (ii) definition of “Permitted Intercompany Investments” by permitting certain investments by a Domestic Loan Party (as defined in the PNC Agreement) to or in SMTC Electronics Dongguan Company Limited, a limited liability company organized under the laws of China, solely to facilitate the closure of business operations in Dongguan, China, so long as, among other things, (a) such Investments (as defined in the PNC Agreement) are made prior to March 31, 2020, (b) the aggregate amount of all such Investments does not exceed $2,300,000 during the term of the PNC Agreement, (c) the Borrowers have Liquidity (as defined in the PNC Agreement) of not less than (1) at any time on or before December 31, 2019, $5,000,000, and (2) at any time after December 31, 2019, and on or before March 31, 2020, $7,500,000, in each case, after giving effect to such Investment, and (d) such Investments do not result in a breach of the negative covenant regarding excess cash, and (iii) negative covenant regarding excess cash to prohibit the maintenance of cash and Cash Equivalents (as defined in the PNC Agreement) in the accounts of all Foreign Loan Parties (as defined in the PNC Agreement) and Foreign Subsidiaries (as defined in the PNC Agreement), with respect to Foreign Loan Parties and Foreign Subsidiaries organized outside of Mexico, in excess of (a) $1,500,000 at any time outstanding, on or before March 31, 2020, and (b) $1,000,000 at any time outstanding, after March 31, 2020. In connection with the PNC Amendment, the Company paid the Agent an amendment fee of $32,500.

The foregoing description of the PNC Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the PNC Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Fourth Amendment to Financing Agreement

On September 27, 2019, the Company entered into that certain Amendment No. 4. to the Financing Agreement (the “TCW Amendment”), by and among the Company, each person that is a borrower under that certain Financing Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed on November 9, 2018), as amended on March 29, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2019), as amended on July 3, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on July 5, 2019), as amended on August 8, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on August 12, 2019) (as amended to date, the “Financing Agreement”), each other loan party that is a party to the Financing Agreement, each financial institution that is a party to the Financing Agreement (collectively, the “TCW Lenders”), TCW Asset Management Company LLC, as administrative agent for the TCW Lenders (in such capacity, the “Administrative Agent”), and TCW Asset Management Company LLC, as collateral agent for the TCW Lenders.

The TCW Amendment, among other things, amends the (i) definition of “Consolidated EBITDA” by permitting an addback for restructuring and transition costs and charges incurred on or before December 31, 2020 in connection with the closure of business operations in Dongguan, China, subject to certain exceptions, not to exceed (a) with respect to cash restructuring costs, $2,300,000, (b) with respect to write-offs of accounts receivable, $1,623,000, and (c) with respect to write-offs of Inventory (as defined in the Financing Agreement), $1,607,000, (ii) definition of “Permitted Intercompany Investments” by permitting certain investments by a Domestic Loan Party (as defined in the Financing Agreement) to or in SMTC Electronics Dongguan Company Limited, a limited liability company organized under the laws of China, solely to facilitate the closure of business operations in Dongguan, China, so long as, among other things, (a) such Investments (as defined in the Financing Agreement) are made prior to March 31, 2020, (b) the aggregate amount of all such Investments does not exceed $2,300,000 during the term of the Financing Agreement, (c) the Borrowers have Liquidity (as defined in the Financing Agreement) of not less than (1) at any time on or before December 31, 2019, $5,000,000, and (2) at any time after December 31, 2019, and on or before March 31, 2020, $7,500,000, in each case, after giving effect to such Investment, and (d) such Investments do not result in a breach of the negative covenant regarding excess cash, and (iii) negative covenant regarding excess cash to prohibit the maintenance of cash and Cash Equivalents (as defined in the Financing Agreement) in the accounts of all Foreign Loan Parties (as defined in the Financing Agreement) and Foreign Subsidiaries (as defined in the Financing Agreement), with respect to Foreign Loan Parties and Foreign Subsidiaries organized outside of Mexico, in excess of (a) $1,500,000 at any time outstanding, on or before March 31, 2020, and (b) $1,000,000 at any time outstanding, after March 31, 2020. In connection with the TCW Amendment, the Company paid the Administrative Agent an amendment fee of $100,000.

The foregoing description of the TCW Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the TCW Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits1

Exhibit Number	Description
10.1

Amendment No. 3 to Amended and Restated Revolving Credit and Security Agreement, by and among SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Mex Holdings, Inc., HTM Holdings, Inc., MC Test Service, Inc., MC Assembly International LLC, MC Assembly LLC, the financial institutions party thereto and PNC Bank, National Association, as agent for the lenders, dated September 27, 2019.

10.2

Amendment No. 4 to Financing Agreement, by and among SMTC Corporation, the borrowers party thereto, each other loan party thereto, the lenders party thereto, TCW Asset Management Company LLC, as administrative agent for the lenders, and TCW Asset Management Company LLC, as collateral agent for the lenders, dated September 27, 2019.

1 Exhibits

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2019	SMTC CORPORATION By: /s/ Edward Smith Name: Edward Smith Title: President and Chief Executive Officer